UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2014

Date of reporting period:	9/30/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STOCK INDEX FUND

ANNUAL REPORT • SEPTEMBER 30, 2014

Fund Type

Large-Cap Stock

Objective

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Stock Index Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Stock Index Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	19.12%	102.50%	107.98%
Class C	18.38	96.20	93.89
Class I	19.54	106.03	115.38
Class Z	19.42	105.43	113.92
S&P 500 Index	19.70	107.21	117.93
Lipper S&P 500 Index Objective Funds Average	19.07	101.60	108.10

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	15.25%	14.40%	7.24%
Class C	17.38	14.43	6.85
Class I	19.54	15.55	7.97
Class Z	19.42	15.49	7.90
S&P 500 Index	19.70	15.69	8.10
Lipper S&P 500 Index Objective Funds Average	19.07	15.05	7.60

Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	19.12%	15.16%	7.60%
Class C	18.38	14.43	6.85
Class I	19.54	15.55	7.97
Class Z	19.42	15.49	7.90

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	None	None

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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S&P 500 Index as of 9/30/14

*Sector weightings are subject to change.

Source: FactSet.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index or average.

Prudential Stock Index Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund’s Class A shares returned 19.12% for the 12-month reporting period that ended September 30, 2014, trailing the 19.70% gain of the S&P 500 Index (the Index), but slightly outperforming the 19.07% return of the Lipper S&P 500 Index Objective Funds Average.

•	The Fund closely tracked the performance of the S&P 500 Index over the 12-month period ending September 30, 2014.

•	The Fund holds all 500 stocks included in the Index in approximately the same proportions.

•	The Fund held S&P 500 stock index futures to maintain exposure to equities and provide portfolio liquidity. Futures had a small negative impact on performance over the year.

What were market conditions like?

•

In the fourth quarter 2013, at the beginning of the reporting period, US equities posted solid gains, capping off a banner year. Market volatility was modest, despite a partial government shutdown during October. In December, amid stronger economic growth, the Federal Reserve (the Fed) announced it would start trimming its quantitative easing bond buying program in January 2014. Investors greeted the news with enthusiasm and stocks rallied.

•

US equities generated a small gain during the first quarter of 2014, slogging through a harsh winter and fighting economic headwinds. In January, weaker manufacturing growth in China led to a steep selloff. Although stock prices rebounded and hit a new record high in February, they stumbled during March due to geopolitical tensions in Crimea and Ukraine. Slowing US economic growth, driven by unusually bad winter weather, also dampened stock market performance. In addition, investors reacted unfavorably to suggestions by new Fed chair Janet Yellen that the Fed might hike interest rates shortly after the end of its quantitative easing program.

•

During the second quarter of 2014, US equities posted modest gains. The quarter began with a new high during the first week of April, but fell back on continued geopolitical worries, largely about Ukraine, and uncertainty about corporate earnings. Market sentiment was more positive in May, leading to a series of new market highs. In June, stocks continued their advance, posting record highs even as the Fed continued to taper its quantitative easing program. Later in the month, a militant insurgency in Iraq briefly slowed market momentum and put oil markets on edge. Also, during the second quarter, first-quarter US economic growth was revised downward to its worst contraction in five years.

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•

US equities turned in tepid performance during the third quarter of 2014. A “buy-on-the-dip” sentiment prevailed, driven by solid fundamentals and robust economic growth. US stocks seemed mostly immune to intensifying geopolitical conflicts in the Middle East and Ukraine, hitting a new record high during August. In September, the market grew somewhat more volatile as investors speculated that the Fed might raise interest rates sooner rather than later following the end of its quantitative easing program in October.

Prudential Stock Index Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2014, at the beginning of the period, and held through the six-month period ended September 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,061.50	0.55%	$2.84
	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class C	Actual	$1,000.00	$1,058.20	1.16%	$5.99
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class I	Actual	$1,000.00	$1,063.60	0.20%	$1.03
	Hypothetical	$1,000.00	$1,024.07	0.20%	$1.01

Class Z	Actual	$1,000.00	$1,062.90	0.26%	$1.34
	Hypothetical	$1,000.00	$1,023.76	0.26%	$1.32

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Stock Index Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.67%	0.53%
C	1.30	1.16
I	0.33	0.19
Z	0.39	0.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.2%

COMMON STOCKS

Aerospace & Defense 2.5%
Boeing Co. (The)	33,784	$4,303,407
General Dynamics Corp.	16,412	2,085,801
Honeywell International, Inc.	39,515	3,679,637
L-3 Communications Holdings, Inc.	4,300	511,356
Lockheed Martin Corp.	13,456	2,459,488
Northrop Grumman Corp.	10,948	1,442,508
Precision Castparts Corp.	7,380	1,748,174
Raytheon Co.	15,844	1,610,067
Rockwell Collins, Inc.	6,863	538,746
Textron, Inc.	13,134	472,693
United Technologies Corp.	42,540	4,492,224

		23,344,101

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	7,700	510,664
Expeditors International of Washington, Inc.	10,300	417,974
FedEx Corp.	13,716	2,214,448
United Parcel Service, Inc. (Class B Stock)	35,300	3,469,637

		6,612,723

Airlines 0.3%
Delta Air Lines, Inc.	42,500	1,536,375
Southwest Airlines Co.	34,174	1,154,056

		2,690,431

Auto Components 0.4%
BorgWarner, Inc.	11,500	605,015
Delphi Automotive PLC (United Kingdom)	14,400	883,296
Goodyear Tire & Rubber Co. (The)	13,771	311,018
Johnson Controls, Inc.	33,556	1,476,464

		3,275,793

Automobiles 0.6%
Ford Motor Co.	197,338	2,918,629
General Motors Co.	64,900	2,072,906
Harley-Davidson, Inc.	11,300	657,660

		5,649,195

See Notes to Financial Statements.

Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 5.8%
Bank of America Corp.	527,095	$8,986,970
BB&T Corp.	36,258	1,349,160
Citigroup, Inc.	152,415	7,898,145
Comerica, Inc.	8,361	416,879
Fifth Third Bancorp	40,473	810,270
Huntington Bancshares, Inc.	39,829	387,536
JPMorgan Chase & Co.	190,393	11,469,274
KeyCorp	43,035	573,657
M&T Bank Corp.(a)	6,500	801,385
PNC Financial Services Group, Inc. (The)	27,202	2,327,947
Regions Financial Corp.	67,574	678,443
SunTrust Banks, Inc.	26,483	1,007,149
U.S. Bancorp	90,895	3,802,138
Wells Fargo & Co.	239,416	12,418,508
Zions Bancorporation(a)	9,000	261,540

		53,189,001

Beverages 2.1%
Brown-Forman Corp. (Class B Stock)	8,130	733,489
Coca-Cola Co. (The)	196,964	8,402,484
Coca-Cola Enterprises, Inc.	11,200	496,832
Constellation Brands, Inc. (Class A Stock)*	8,800	767,008
Dr. Pepper Snapple Group, Inc.	9,800	630,238
Molson Coors Brewing Co. (Class B Stock)	7,794	580,185
Monster Beverage Corp.*	6,900	632,523
PepsiCo, Inc.	76,351	7,107,515

		19,350,274

Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	10,200	1,691,364
Amgen, Inc.	38,046	5,343,941
Biogen Idec, Inc.*	12,020	3,976,336
Celgene Corp.*	40,400	3,829,112
Gilead Sciences, Inc.*	76,500	8,143,425
Regeneron Pharmaceuticals, Inc.*(a)	3,900	1,406,028
Vertex Pharmaceuticals, Inc.*	11,800	1,325,258

		25,715,464

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 0.1%
Allegion PLC	4,233	$201,660
Masco Corp.	17,926	428,790

		630,450

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	2,700	540,972
Ameriprise Financial, Inc.	9,571	1,180,870
Bank of New York Mellon Corp. (The)	57,338	2,220,701
BlackRock, Inc.	6,450	2,117,664
Charles Schwab Corp. (The)	57,111	1,678,492
E*TRADE Financial Corp.*	13,720	309,935
Franklin Resources, Inc.	20,442	1,116,338
Goldman Sachs Group, Inc. (The)	21,000	3,854,970
Invesco Ltd.	21,600	852,768
Legg Mason, Inc.	5,300	271,148
Morgan Stanley	75,236	2,600,908
Northern Trust Corp.(a)	11,262	766,154
State Street Corp.	21,862	1,609,262
T. Rowe Price Group, Inc.	13,100	1,027,040

		20,147,222

Chemicals 2.5%
Air Products & Chemicals, Inc.	9,632	1,253,894
Airgas, Inc.	3,400	376,210
CF Industries Holdings, Inc.	2,700	753,894
Dow Chemical Co. (The)	57,936	3,038,164
E.I. du Pont de Nemours & Co.(a)	46,044	3,304,117
Eastman Chemical Co.	7,686	621,720
Ecolab, Inc.	13,682	1,571,104
FMC Corp.	6,700	383,173
International Flavors & Fragrances, Inc.	4,175	400,299
LyondellBasell Industries NV (Class A Stock)	21,200	2,303,592
Monsanto Co.	26,384	2,968,464
Mosaic Co. (The)	16,000	710,560
PPG Industries, Inc.	7,074	1,391,739
Praxair, Inc.	14,908	1,923,132
Sherwin-Williams Co. (The)	4,416	967,060
Sigma-Aldrich Corp.	5,532	752,407

		22,719,529

See Notes to Financial Statements.

Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.5%
ADT Corp. (The)(a)	8,300	$294,318
Cintas Corp.(a)	5,400	381,186
Iron Mountain, Inc.	7,372	240,696
Pitney Bowes, Inc.	9,625	240,529
Republic Services, Inc.	12,475	486,774
Stericycle, Inc.*	4,500	524,520
Tyco International Ltd.	23,200	1,034,024
Waste Management, Inc.	21,613	1,027,266

		4,229,313

Communications Equipment 1.6%
Cisco Systems, Inc.	257,744	6,487,417
F5 Networks, Inc.*	3,800	451,212
Harris Corp.	5,700	378,480
Juniper Networks, Inc.	22,700	502,805
Motorola Solutions, Inc.	11,616	735,060
QUALCOMM, Inc.	84,900	6,347,973

		14,902,947

Construction & Engineering 0.1%
Fluor Corp.	8,074	539,262
Jacobs Engineering Group, Inc.*(a)	6,700	327,094
Quanta Services, Inc.*	10,700	388,303

		1,254,659

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,200	412,608
Vulcan Materials Co.	6,500	391,495

		804,103

Consumer Finance 0.9%
American Express Co.	45,759	4,005,743
Capital One Financial Corp.	28,966	2,364,205
Discover Financial Services	23,218	1,495,007
Navient Corp.	19,492	345,203

		8,210,158

Containers & Packaging 0.2%
Avery Dennison Corp.	4,768	212,891
Ball Corp.	6,664	421,631

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Bemis Co., Inc.	5,310	$201,886
MeadWestvaco Corp.	8,735	357,611
Owens-Illinois, Inc.*	6,700	174,535
Sealed Air Corp.(a)	9,336	325,640

		1,694,194

Distributors 0.1%
Genuine Parts Co.	7,799	684,050

Diversified Consumer Services
H&R Block, Inc.	13,620	422,356

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc. (Class B Stock)*	91,400	12,625,996
CME Group, Inc.	16,000	1,279,280
Intercontinental Exchange, Inc.	5,888	1,148,454
Leucadia National Corp.	13,700	326,608
McGraw Hill Financial, Inc.	13,700	1,156,965
Moody’s Corp.	9,376	886,032
NASDAQ OMX Group, Inc. (The)	5,900	250,278

		17,673,613

Diversified Telecommunication Services 2.3%
AT&T, Inc.	261,131	9,202,256
CenturyLink, Inc.	27,908	1,141,158
Frontier Communications Corp.	47,260	307,663
Verizon Communications, Inc.	208,133	10,404,569
Windstream Holdings, Inc.	27,577	297,280

		21,352,926

Electric Utilities 1.6%
American Electric Power Co., Inc.	24,891	1,299,559
Duke Energy Corp.	35,339	2,642,297
Edison International	16,362	914,963
Entergy Corp.	8,815	681,664
Exelon Corp.	43,212	1,473,097
FirstEnergy Corp.	21,077	707,555
NextEra Energy, Inc.	21,872	2,053,343
Northeast Utilities	16,200	717,660
Pepco Holdings, Inc.	11,600	310,416

See Notes to Financial Statements.

Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Pinnacle West Capital Corp.	5,200	$284,128
PPL Corp.	33,552	1,101,848
Southern Co. (The)	44,615	1,947,445
Xcel Energy, Inc.	24,383	741,243

		14,875,218

Electrical Equipment 0.6%
AMETEK, Inc.	12,000	602,520
Eaton Corp. PLC	24,293	1,539,447
Emerson Electric Co.	35,550	2,224,719
Rockwell Automation, Inc.	7,163	787,071
Roper Industries, Inc.	5,100	746,079

		5,899,836

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. (Class A Stock)	8,000	798,880
Corning, Inc.	63,697	1,231,900
FLIR Systems, Inc.	7,200	225,648
Jabil Circuit, Inc.	8,600	173,462
TE Connectivity Ltd. (Switzerland)	20,700	1,144,503

		3,574,393

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	22,345	1,453,766
Cameron International Corp.*	10,100	670,438
Diamond Offshore Drilling, Inc.(a)	3,600	123,372
Ensco PLC (Class A Stock)(a)	11,500	475,065
FMC Technologies, Inc.*	12,100	657,151
Halliburton Co.	42,222	2,723,741
Helmerich & Payne, Inc.	5,500	538,285
Nabors Industries Ltd.	12,900	293,604
National Oilwell Varco, Inc.	21,700	1,651,370
Noble Corp. PLC(a)	12,200	271,084
Schlumberger Ltd.	65,641	6,675,033
Transocean Ltd.(a)	17,000	543,490

		16,076,399

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	22,108	2,770,575
CVS Health Corp.	58,999	4,695,730

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Kroger Co. (The)	25,634	$1,332,968
Safeway, Inc.	11,500	394,450
Sysco Corp.	28,780	1,092,201
Wal-Mart Stores, Inc.	80,426	6,150,176
Walgreen Co.	44,178	2,618,430
Whole Foods Market, Inc.	18,600	708,846

		19,763,376

Food Products 1.5%
Archer-Daniels-Midland Co.	33,459	1,709,755
Campbell Soup Co.(a)	8,747	373,759
ConAgra Foods, Inc.	20,243	668,829
General Mills, Inc.	30,344	1,530,855
Hershey Co. (The)	7,516	717,252
Hormel Foods Corp.	6,700	344,313
J.M. Smucker Co. (The)	5,200	514,748
Kellogg Co.	12,870	792,792
Keurig Green Mountain, Inc.	6,300	819,819
Kraft Foods Group, Inc.	29,855	1,683,822
McCormick & Co., Inc.(a)	6,400	428,160
Mead Johnson Nutrition Co.	10,165	978,076
Mondelez International, Inc. (Class A Stock)	84,566	2,897,654
Tyson Foods, Inc. (Class A Stock)	14,800	582,676

		14,042,510

Gas Utilities
AGL Resources, Inc.	5,630	289,044

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	75,774	3,151,441
Baxter International, Inc.	27,274	1,957,455
Becton, Dickinson and Co.	9,812	1,116,704
Boston Scientific Corp.*	66,272	782,672
C.R. Bard, Inc.	3,912	558,282
CareFusion Corp.*	10,086	456,391
Covidien PLC	22,800	1,972,428
DENTSPLY International, Inc.	7,200	328,320
Edwards Lifesciences Corp.*	5,400	551,610
Intuitive Surgical, Inc.*	1,850	854,367
Medtronic, Inc.	50,058	3,101,093

See Notes to Financial Statements.

Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
St. Jude Medical, Inc.	14,364	$863,707
Stryker Corp.	15,200	1,227,400
Varian Medical Systems, Inc.*(a)	5,200	416,624
Zimmer Holdings, Inc.	8,511	855,781

		18,194,275

Health Care Providers & Services 2.1%
Aetna, Inc.	18,144	1,469,664
AmerisourceBergen Corp.	11,100	858,030
Cardinal Health, Inc.	17,173	1,286,601
Cigna Corp.	13,491	1,223,499
DaVita HealthCare Partners, Inc.*	9,200	672,888
Express Scripts Holding Co.*	37,570	2,653,569
Humana, Inc.	8,010	1,043,623
Laboratory Corp. of America Holdings*	4,500	457,875
McKesson Corp.	11,776	2,292,434
Patterson Cos., Inc.	3,500	145,005
Quest Diagnostics, Inc.(a)	7,000	424,760
Tenet Healthcare Corp.*(a)	4,743	281,687
UnitedHealth Group, Inc.	49,448	4,264,890
Universal Health Services, Inc. (Class B Stock)	3,800	397,100
WellPoint, Inc.	13,900	1,662,718

		19,134,343

Health Care Technology 0.1%
Cerner Corp.*	14,900	887,593

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	21,800	875,706
Chipotle Mexican Grill, Inc.*	1,590	1,059,878
Darden Restaurants, Inc.(a)	6,753	347,510
Marriott International, Inc. (Class A Stock)	11,170	780,783
McDonald’s Corp.	49,730	4,714,901
Starbucks Corp.	37,500	2,829,750
Starwood Hotels & Resorts Worldwide, Inc.	9,600	798,816
Wyndham Worldwide Corp.	6,651	540,460
Wynn Resorts Ltd.(a)	4,200	785,736
Yum! Brands, Inc.	22,364	1,609,761

		14,343,301

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables 0.3%
D.R. Horton, Inc.	16,100	$330,372
Garmin Ltd.(a)	6,200	322,338
Harman International Industries, Inc.	3,400	333,336
Leggett & Platt, Inc.(a)	5,700	199,044
Lennar Corp. (Class A Stock)(a)	8,200	318,406
Mohawk Industries, Inc.*	2,900	390,978
Newell Rubbermaid, Inc.	12,827	441,377
PulteGroup, Inc.	14,511	256,265
Whirlpool Corp.	3,985	580,415

		3,172,531

Household Products 1.8%
Clorox Co. (The)(a)	6,232	598,522
Colgate-Palmolive Co.	44,160	2,880,115
Kimberly-Clark Corp.	19,216	2,067,065
Procter & Gamble Co. (The)	135,723	11,365,444

		16,911,146

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	31,200	442,416
NRG Energy, Inc.	15,600	475,488

		917,904

Industrial Conglomerates 2.2%
3M Co.	32,198	4,561,813
Danaher Corp.	30,400	2,309,792
General Electric Co.	504,572	12,927,134

		19,798,739

Insurance 2.7%
ACE Ltd.	17,000	1,782,790
Aflac, Inc.	23,000	1,339,750
Allstate Corp. (The)	21,708	1,332,220
American International Group, Inc.	72,401	3,911,102
Aon PLC	15,189	1,331,620
Assurant, Inc.	3,900	250,770
Chubb Corp. (The)	12,268	1,117,369
Cincinnati Financial Corp.	7,507	353,204
Genworth Financial, Inc. (Class A Stock)*	23,300	305,230
Hartford Financial Services Group, Inc. (The)	22,153	825,199

See Notes to Financial Statements.

Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Lincoln National Corp.	13,251	$709,989
Loews Corp.	15,117	629,774
Marsh & McLennan Cos., Inc.	27,940	1,462,380
MetLife, Inc.	56,900	3,056,668
Principal Financial Group, Inc.	14,100	739,827
Progressive Corp. (The)	26,516	670,325
Prudential Financial, Inc.(b)	23,800	2,092,972
Torchmark Corp.	6,933	363,081
Travelers Cos., Inc. (The)	17,111	1,607,407
Unum Group	12,626	434,082
XL Group PLC (Ireland)	13,100	434,527

		24,750,286

Internet & Catalog Retail 1.3%
Amazon.com, Inc.*	18,770	6,052,199
Expedia, Inc.	4,800	420,576
Netflix, Inc.*	3,100	1,398,658
Priceline Group, Inc. (The)*	2,690	3,116,580
TripAdvisor, Inc.*(a)	5,700	521,094

		11,509,107

Internet Software & Services 3.3%
Akamai Technologies, Inc.*	9,100	544,180
eBay, Inc.*	57,600	3,261,888
Facebook, Inc. (Class A Stock)*	97,300	7,690,592
Google, Inc. (Class A Stock)*	14,280	8,402,495
Google, Inc. (Class C Stock)*	14,290	8,250,474
VeriSign, Inc.*(a)	6,100	336,232
Yahoo!, Inc.*	47,300	1,927,475

		30,413,336

IT Services 3.2%
Accenture PLC (Class A Stock)	31,500	2,561,580
Alliance Data Systems Corp.*	2,540	630,606
Automatic Data Processing, Inc.	24,078	2,000,400
Cognizant Technology Solutions Corp. (Class A Stock)*	30,900	1,383,393
Computer Sciences Corp.	7,251	443,399
Fidelity National Information Services, Inc.	14,600	821,980
Fiserv, Inc.*	12,900	833,791
International Business Machines Corp.	46,834	8,890,498
MasterCard, Inc. (Class A Stock)	50,300	3,718,176

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
Paychex, Inc.	16,625	$734,825
Teradata Corp.*(a)	7,600	318,592
Total System Services, Inc.	7,971	246,782
Visa, Inc. (Class A Stock)(a)	24,880	5,308,646
Western Union Co. (The)(a)	25,452	408,250
Xerox Corp.	51,600	682,668

		28,983,586

Leisure Products 0.1%
Hasbro, Inc.	5,554	305,442
Mattel, Inc.	17,113	524,514

		829,956

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	16,798	957,150
PerkinElmer, Inc.	5,170	225,412
Thermo Fisher Scientific, Inc.	20,002	2,434,243
Waters Corp.*	4,500	446,040

		4,062,845

Machinery 1.5%
Caterpillar, Inc.	31,456	3,115,088
Cummins, Inc.	8,716	1,150,338
Deere & Co.	18,280	1,498,777
Dover Corp.	8,462	679,752
Flowserve Corp.	6,900	486,588
Illinois Tool Works, Inc.	18,836	1,590,135
Ingersoll-Rand PLC	12,400	698,864
Joy Global, Inc.(a)	5,300	289,062
PACCAR, Inc.	17,864	1,016,015
Pall Corp.	5,804	485,795
Parker Hannifin Corp.	7,538	860,463
Pentair PLC (United Kingdom)(a)	9,946	651,364
Snap-on, Inc.	2,942	356,217
Stanley Black & Decker, Inc.	8,188	727,012
Xylem, Inc.	9,300	330,057

		13,935,527

Media 3.4%
Cablevision Systems Corp. (Class A Stock)(a)	8,500	148,835
CBS Corp. (Class B Stock)	24,876	1,330,866

See Notes to Financial Statements.

Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
Comcast Corp. (Class A Stock)	130,685	$7,028,239
DIRECTV*	24,300	2,102,436
Discovery Communications, Inc. (Class A Stock)*	7,400	279,720
Discovery Communications, Inc. (Class C Stock)*(a)	11,700	436,176
Gannett Co., Inc.	10,289	305,275
Interpublic Group of Cos., Inc. (The)	18,788	344,196
News Corp. (Class A Stock)*	24,375	398,531
Omnicom Group, Inc.	13,034	897,521
Scripps Networks Interactive, Inc. (Class A Stock)(a)	5,600	437,304
Time Warner Cable, Inc.	13,981	2,006,134
Time Warner, Inc.	43,474	3,269,680
Twenty-First Century Fox, Inc. (Class A Stock)	96,300	3,302,127
Viacom, Inc. (Class B Stock)	19,476	1,498,484
Walt Disney Co. (The)	80,113	7,132,460

		30,917,984

Metals & Mining 0.5%
Alcoa, Inc.	57,544	925,883
Allegheny Technologies, Inc.	5,218	193,588
Freeport-McMoRan, Inc.	52,192	1,704,069
Newmont Mining Corp.	24,997	576,181
Nucor Corp.	15,912	863,703

		4,263,424

Multi-Utilities 1.1%
Ameren Corp.	12,469	477,937
CenterPoint Energy, Inc.	20,279	496,227
CMS Energy Corp.	13,100	388,546
Consolidated Edison, Inc.	14,751	835,792
Dominion Resources, Inc.	29,304	2,024,613
DTE Energy Co.	8,787	668,515
Integrys Energy Group, Inc.	3,708	240,353
NiSource, Inc.	15,700	643,386
PG&E Corp.	22,552	1,015,742
Public Service Enterprise Group, Inc.	24,894	927,052
SCANA Corp.(a)	6,800	337,348
Sempra Energy	11,698	1,232,735
TECO Energy, Inc.	9,700	168,586
Wisconsin Energy Corp.(a)	11,500	494,500

		9,951,332

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail 0.7%
Dollar General Corp.*	14,700	$898,317
Dollar Tree, Inc.*	10,200	571,914
Family Dollar Stores, Inc.	5,000	386,200
Kohl’s Corp.	9,500	579,785
Macy’s, Inc.	18,482	1,075,283
Nordstrom, Inc.	7,300	499,101
Target Corp.	31,682	1,985,828

		5,996,428

Oil, Gas & Consumable Fuels 7.6%
Anadarko Petroleum Corp.	25,736	2,610,660
Apache Corp.	19,448	1,825,584
Cabot Oil & Gas Corp.	20,800	679,952
Chesapeake Energy Corp.	24,700	567,853
Chevron Corp.	95,792	11,429,901
Cimarex Energy Co.	4,400	556,732
ConocoPhillips	61,957	4,740,950
CONSOL Energy, Inc.	11,200	424,032
Denbury Resources, Inc.	14,800	222,444
Devon Energy Corp.	19,200	1,309,056
EOG Resources, Inc.	27,700	2,742,854
EQT Corp.	7,900	723,166
Exxon Mobil Corp.	215,052	20,225,640
Hess Corp.	13,334	1,257,663
Kinder Morgan, Inc.	33,780	1,295,125
Marathon Oil Corp.	33,878	1,273,474
Marathon Petroleum Corp.	14,889	1,260,652
Murphy Oil Corp.	8,600	489,426
Newfield Exploration Co.*	6,800	252,076
Noble Energy, Inc.	18,200	1,244,152
Occidental Petroleum Corp.	39,576	3,805,232
ONEOK, Inc.	10,200	668,610
Phillips 66	28,428	2,311,481
Pioneer Natural Resources Co.	7,300	1,437,881
QEP Resources, Inc.	9,200	283,176
Range Resources Corp.	8,400	569,604
Southwestern Energy Co.*	17,800	622,110
Spectra Energy Corp.	33,784	1,326,360
Tesoro Corp.	6,800	414,664
Valero Energy Corp.	26,900	1,244,663

See Notes to Financial Statements.

Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Williams Cos., Inc. (The)	33,792	$1,870,387

		69,685,560

Paper & Forest Products 0.1%
International Paper Co.	21,984	1,049,516

Personal Products 0.1%
Avon Products, Inc.	21,444	270,194
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,300	844,336

		1,114,530

Pharmaceuticals 6.0%
AbbVie, Inc.	80,274	4,636,626
Actavis PLC*	13,283	3,204,922
Allergan, Inc.	15,064	2,684,254
Bristol-Myers Squibb Co.	83,279	4,262,219
Eli Lilly & Co.	49,797	3,229,336
Hospira, Inc.*	8,507	442,619
Johnson & Johnson	142,369	15,175,112
Mallinckrodt PLC*(a)	5,800	522,870
Merck & Co., Inc.	145,833	8,644,981
Mylan, Inc.*(a)	19,000	864,310
Perrigo Co. PLC	6,900	1,036,311
Pfizer, Inc.	321,523	9,507,435
Zoetis, Inc.	25,100	927,445

		55,138,440

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	1,700	199,699
Equifax, Inc.	6,530	488,052
Nielsen NV	14,300	633,919
Robert Half International, Inc.	6,900	338,100

		1,659,770

Real Estate Investment Trusts (REITs) 2.0%
American Tower Corp.	19,900	1,863,237
Apartment Investment & Management Co. (Class A Stock)	6,880	218,921
AvalonBay Communities, Inc.	6,011	847,371
Boston Properties, Inc.*	7,800	902,928
Crown Castle International Corp.	16,500	1,328,745

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Equity Residential	17,300	$1,065,334
Essex Property Trust, Inc.	3,200	572,000
General Growth Properties, Inc.	27,600	649,980
HCP, Inc.	23,100	917,301
Health Care REIT, Inc.	15,500	966,735
Host Hotels & Resorts, Inc.	37,136	792,111
Kimco Realty Corp.	19,100	418,481
Macerich Co. (The)	6,800	434,044
Plum Creek Timber Co., Inc.	8,100	315,981
Prologis, Inc.	24,737	932,585
Public Storage	7,400	1,227,216
Simon Property Group, Inc.	15,689	2,579,585
Ventas, Inc.	15,033	931,294
Vornado Realty Trust	8,884	888,045
Weyerhaeuser Co.	25,959	827,054

		18,678,948

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	13,300	395,542

Road & Rail 1.0%
CSX Corp.	49,418	1,584,341
Kansas City Southern	5,700	690,840
Norfolk Southern Corp.	15,711	1,753,348
Ryder System, Inc.	2,821	253,805
Union Pacific Corp.	45,516	4,934,845

		9,217,179

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	15,300	547,434
Analog Devices, Inc.	15,600	772,044
Applied Materials, Inc.	59,388	1,283,375
Avago Technologies Ltd. (Singapore)	13,000	1,131,000
Broadcom Corp. (Class A Stock)	28,200	1,139,844
First Solar, Inc.*	3,800	250,078
Intel Corp.	250,088	8,708,064
KLA-Tencor Corp.	8,420	663,328
Lam Research Corp.	8,162	609,701
Linear Technology Corp.	11,600	514,924
Microchip Technology, Inc.(a)	9,700	458,131

See Notes to Financial Statements.

Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Micron Technology, Inc.*	53,216	$1,823,180
NVIDIA Corp.	28,000	516,600
Texas Instruments, Inc.	54,452	2,596,816
Xilinx, Inc.	13,500	571,725

		21,586,244

Software 3.7%
Adobe Systems, Inc.*	23,240	1,607,976
Autodesk, Inc.*	11,420	629,242
CA, Inc.	15,558	434,690
Citrix Systems, Inc.*(a)	8,200	584,988
Electronic Arts, Inc.*(a)	15,900	566,199
Intuit, Inc.	14,300	1,253,395
Microsoft Corp.	413,912	19,188,960
Oracle Corp.	165,540	6,336,871
Red Hat, Inc.*	9,600	539,040
salesforce.com, inc.*	27,700	1,593,581
Symantec Corp.	33,317	783,283

		33,518,225

Specialty Retail 2.0%
AutoNation, Inc.*	2,423	121,901
AutoZone, Inc.*	1,630	830,746
Bed Bath & Beyond, Inc.*(a)	10,500	691,215
Best Buy Co., Inc.	13,000	436,670
CarMax, Inc.*	10,500	487,725
GameStop Corp. (Class A Stock)(a)	5,600	230,720
Gap, Inc. (The)	12,613	525,836
Home Depot, Inc. (The)	68,084	6,246,026
L. Brands, Inc.	12,622	845,422
Lowe’s Cos., Inc.	50,296	2,661,664
O’Reilly Automotive, Inc.*	5,400	811,944
PetSmart, Inc.	5,100	357,459
Ross Stores, Inc.	10,700	808,706
Staples, Inc.	29,625	358,462
Tiffany & Co.	5,500	529,705
TJX Cos., Inc. (The)	35,164	2,080,654
Tractor Supply Co.(a)	6,600	405,966
Urban Outfitters, Inc.*	5,300	194,510

		18,625,331

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	302,038	$30,430,329
EMC Corp.	102,304	2,993,415
Hewlett-Packard Co.	94,602	3,355,533
NetApp, Inc.	16,800	721,728
SanDisk Corp.	11,300	1,106,835
Seagate Technology PLC	16,400	939,228
Western Digital Corp.	10,600	1,031,592

		40,578,660

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	14,000	498,540
Fossil Group, Inc.*	2,500	234,750
Michael Kors Holdings Ltd.*	10,300	735,317
NIKE, Inc. (Class B Stock)	35,652	3,180,159
PVH Corp.	4,200	508,830
Ralph Lauren Corp.	2,900	477,717
Under Armour, Inc. (Class A Stock)*(a)	7,400	511,340
VF Corp.	17,336	1,144,696

		7,291,349

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	22,600	219,672
People’s United Financial, Inc.(a)	15,000	217,050

		436,722

Tobacco 1.4%
Altria Group, Inc.	99,479	4,570,065
Lorillard, Inc.	18,280	1,095,155
Philip Morris International, Inc.	79,179	6,603,529
Reynolds American, Inc.	15,700	926,300

		13,195,049

Trading Companies & Distributors 0.2%
Fastenal Co.(a)	13,100	588,190
United Rentals, Inc.*	4,300	477,730
W.W. Grainger, Inc.	3,174	798,737

		1,864,657

TOTAL LONG-TERM INVESTMENTS (cost $291,420,478)		882,082,643

See Notes to Financial Statements.

Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 6.9%

AFFILIATED MONEY MARKET MUTUAL FUND 6.7%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $61,484,489; includes $29,331,456 of cash collateral for securities on loan) (Note 3)(c)(d)	61,484,489	$61,484,489

	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills,
0.025%, 12/18/14(e)(f)	100	99,996
0.045%, 03/19/15(e)(f)	1,600	1,599,755

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,699,657)		1,699,751

TOTAL SHORT-TERM INVESTMENTS (cost $63,184,146)		63,184,240

TOTAL INVESTMENTS 103.1% (cost $354,604,624; Note 5)		945,266,883
Liabilities in excess of other assets(g) (3.1)%		(28,759,156)

NET ASSETS 100.0%		$916,507,727

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,679,362; cash collateral of $29,331,456 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	An affiliated security.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Financial Statements.

28

(g)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts outstanding at September 30, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2014	Unrealized Depreciation(1)
	Long Positions:
169	S&P 500 E-Mini	Dec. 2014	$16,700,280	$16,608,475	$(91,805)
34	S&P 500 Index	Dec. 2014	16,781,746	16,706,750	(74,996)

					$(166,801)

(1)	U.S. Treasury obligations with a combined market value of $1,699,751 have been segregated with UBS AG to cover requirements for open contracts at September 30, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,344,101	$—	$—
Air Freight & Logistics	6,612,723	—	—
Airlines	2,690,431	—	—
Auto Components	3,275,793	—	—
Automobiles	5,649,195	—	—
Banks	53,189,001	—	—
Beverages	19,350,274	—	—

See Notes to Financial Statements.

Prudential Stock Index Fund	29

Portfolio of Investments

as of September 30, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Biotechnology	$25,715,464	$—	$—
Building Products	630,450	—	—
Capital Markets	20,147,222	—	—
Chemicals	22,719,529	—	—
Commercial Services & Supplies	4,229,313	—	—
Communications Equipment	14,902,947	—	—
Construction & Engineering	1,254,659	—	—
Construction Materials	804,103	—	—
Consumer Finance	8,210,158	—	—
Containers & Packaging	1,694,194	—	—
Distributors	684,050	—	—
Diversified Consumer Services	422,356	—	—
Diversified Financial Services	17,673,613	—	—
Diversified Telecommunication Services	21,352,926	—	—
Electric Utilities	14,875,218	—	—
Electrical Equipment	5,899,836	—	—
Electronic Equipment, Instruments & Components	3,574,393	—	—
Energy Equipment & Services	16,076,399	—	—
Food & Staples Retailing	19,763,376	—	—
Food Products	14,042,510	—	—
Gas Utilities	289,044	—	—
Health Care Equipment & Supplies	18,194,275	—	—
Health Care Providers & Services	19,134,343	—	—
Health Care Technology	887,593	—	—
Hotels, Restaurants & Leisure	14,343,301	—	—
Household Durables	3,172,531	—	—
Household Products	16,911,146	—	—
Independent Power & Renewable Electricity Producers	917,904	—	—
Industrial Conglomerates	19,798,739	—	—
Insurance	24,750,286	—	—
Internet & Catalog Retail	11,509,107	—	—
Internet Software & Services	30,413,336	—	—
IT Services	28,983,586	—	—
Leisure Products	829,956	—	—
Life Sciences Tools & Services	4,062,845	—	—
Machinery	13,935,527	—	—
Media	30,917,984	—	—
Metals & Mining	4,263,424	—	—
Multi-Utilities	9,951,332	—	—
Multiline Retail	5,996,428	—	—
Oil, Gas & Consumable Fuels	69,685,560	—	—
Paper & Forest Products	1,049,516	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Common Stocks (continued)
Personal Products	$1,114,530	$—	$—
Pharmaceuticals	55,138,440	—	—
Professional Services	1,659,770	—	—
Real Estate Investment Trusts (REITs)	18,678,948	—	—
Real Estate Management & Development	395,542	—	—
Road & Rail	9,217,179	—	—
Semiconductors & Semiconductor Equipment	21,586,244	—	—
Software	33,518,225	—	—
Specialty Retail	18,625,331	—	—
Technology Hardware, Storage & Peripherals	40,578,660	—	—
Textiles, Apparel & Luxury Goods	7,291,349	—	—
Thrifts & Mortgage Finance	436,722	—	—
Tobacco	13,195,049	—	—
Trading Companies & Distributors	1,864,657	—	—
Affiliated Money Market Mutual Fund	61,484,489	—	—
U.S. Treasury Obligations	—	1,699,751	—
Other Financial Instruments*
Futures Contracts	(166,801)	—	—

Total	$943,400,331	$1,699,751	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2014 was as follows (Unaudited):

Oil, Gas & Consumable Fuels	7.6%
Affiliated Money Market Mutual Fund (including 3.2% of collateral for securities on loan)	6.7
Pharmaceuticals	6.0
Banks	5.8
Technology Hardware, Storage & Peripherals	4.4
Software	3.7
Media	3.4
Internet Software & Services	3.3
IT Services	3.2
Biotechnology	2.8
Insurance	2.7
Aerospace & Defense	2.5
Chemicals	2.5
Semiconductors & Semiconductor Equipment	2.4
Diversified Telecommunication Services	2.3%
Capital Markets	2.2
Industrial Conglomerates	2.2
Food & Staples Retailing	2.2
Beverages	2.1
Health Care Providers & Services	2.1
Real Estate Investment Trusts (REITs)	2.0
Specialty Retail	2.0
Health Care Equipment & Supplies	2.0
Diversified Financial Services	1.9
Household Products	1.8
Energy Equipment & Services	1.8
Communications Equipment	1.6
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6

See Notes to Financial Statements.

Prudential Stock Index Fund	31

Portfolio of Investments

as of September 30, 2014 continued

Food Products	1.5%
Machinery	1.5
Tobacco	1.4
Internet & Catalog Retail	1.3
Multi-Utilities	1.1
Road & Rail	1.0
Consumer Finance	0.9
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Multiline Retail	0.7
Electrical Equipment	0.6
Automobiles	0.6
Metals & Mining	0.5
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Auto Components	0.4
Household Durables	0.3
Airlines	0.3
Trading Companies & Distributors	0.2%
U.S. Treasury Obligations	0.2
Containers & Packaging	0.2
Professional Services	0.2
Construction & Engineering	0.1
Personal Products	0.1
Paper & Forest Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Health Care Technology	0.1
Leisure Products	0.1
Construction Materials	0.1
Distributors	0.1
Building Products	0.1
Thrifts & Mortgage Finance	0.1

103.1
Liabilities in excess of other assets	(3.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker—variation margin futures	$166,801	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,626,668

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$103,972

For the year ended September 30, 2014, the Fund’s average value at trade date for futures long positions was $28,525,411.

See Notes to Financial Statements.

Prudential Stock Index Fund	33

Statement of Assets and Liabilities

as of September 30, 2014

Assets
Investments at value, including securities on loan of $28,679,362:
Unaffiliated Investments (cost $292,328,732)	$881,689,422
Affiliated Investments (cost $62,275,892)	63,577,461
Receivable for Fund shares sold	1,106,074
Dividends receivable	1,044,425
Receivable for investments sold	546,689
Prepaid expenses	9,967

Total assets	947,974,038

Liabilities
Payable to broker for collateral for securities on loan	29,331,456
Payable for Fund shares reacquired	1,097,386
Payable for investments purchased	593,573
Accrued expenses	145,354
Affiliated transfer agent fee payable	88,311
Distribution fee payable	81,064
Due to broker—variation margin futures	68,292
Management fee payable	60,875

Total liabilities	31,466,311

Net Assets	$916,507,727

Net assets were comprised of:
Shares of beneficial interest, at par	$20,795
Paid-in capital in excess of par	275,875,710

275,896,505
Undistributed net investment income	13,650,514
Accumulated net realized gain on investment transactions	36,465,250
Net unrealized appreciation on investments	590,495,458

Net assets, September 30, 2014	$916,507,727

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($197,250,206 ÷ 4,485,511 shares of beneficial interest issued and outstanding)	$43.97
Maximum sales charge (3.25% of offering price)	1.48

Maximum offering price to public	$45.45

Class C
Net asset value, offering price and redemption price per share ($38,749,245 ÷ 887,906 shares of beneficial interest issued and outstanding)	$43.64

Class I
Net asset value, offering price and redemption price per share ($255,507,206 ÷ 5,789,135 shares of beneficial interest issued and outstanding)	$44.14

Class Z
Net asset value, offering price and redemption price per share ($425,001,070 ÷ 9,632,124 shares of beneficial interest issued and outstanding)	$44.12

See Notes to Financial Statements.

Prudential Stock Index Fund	35

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,649)	$17,552,872
Affiliated dividend income	85,972
Affiliated income from securities loaned, net	57,947
Interest income	515

Total income	17,697,306

Expenses
Management fee	1,971,532
Distribution fee—Class A	552,597
Distribution fee—Class C	344,187
Custodian’s fees and expenses	115,000
Transfer agent fee—Class A (including affiliated expense of $132,000)	210,000
Transfer agent fee—Class C (including affiliated expense of $3,300)	12,000
Transfer agent fee—Class I (including affiliated expense of $169,000)	169,000
Transfer agent fee—Class Z (including affiliated expense of $551,000)	551,000
Registration fees	79,000
Shareholders’ reports	54,000
Trustees’ fees	33,000
Legal fees and expenses	27,000
Audit fee	23,000
Insurance expenses	11,000
Miscellaneous	20,268

Total expenses	4,172,584
Less: Management fee waiver	(1,263,807)

Net expenses	2,908,777

Net investment income	14,788,529

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions (including affiliated $93,381)	41,647,236
Futures transactions	4,626,668

46,273,904

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $149,000)	93,534,122
Futures	103,972

93,638,094

Net gain on investment transactions	139,911,998

Net Increase In Net Assets Resulting From Operations	$154,700,527

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$14,788,529	$14,518,487
Net realized gain on investment transactions	46,273,904	21,530,799
Net change in unrealized appreciation (depreciation) on investments	93,638,094	96,216,868

Net increase in net assets resulting from operations	154,700,527	132,266,154

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,095,357)	(2,357,155)
Class C	(198,743)	(249,255)
Class I	(3,431,791)	(3,437,440)
Class Z	(6,202,457)	(7,015,339)

	(11,928,348)	(13,059,189)

Distributions from net realized gains
Class A	(381,468)	—
Class C	(69,520)	—
Class I	(495,263)	—
Class Z	(928,809)	—

	(1,875,060)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	170,437,276	178,974,200
Net asset value of shares issued in reinvestment of dividends and distributions	13,641,211	12,833,316
Cost of shares reacquired	(228,878,658)	(217,929,434)

Net decrease in net assets from Fund share transactions	(44,800,171)	(26,121,918)

Total increase	96,096,948	93,085,047

Net Assets:
Beginning of year	820,410,779	727,325,732

End of year(a)	$916,507,727	$820,410,779

(a) Includes undistributed net investment income of:	$13,650,514	$10,815,319

See Notes to Financial Statements.

Prudential Stock Index Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued

38

at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Stock Index Fund	39

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable

40

by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded

Prudential Stock Index Fund	41

Notes to Financial Statements

continued

on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with

42

Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .30% of the Fund’s average daily net assets up to and including $1 billion and .25% of such average daily net assets in excess of $1 billion. Effective April 1, 2014, the management fee was reduced to an annual rate of .15% of the Fund’s average daily net assets up to and including $1 billion and .10% of such average daily net assets in excess of $1 billion. Effective June 1, 2007 to January 31, 2016, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund. The effective management fee rate was .08% of the average daily net assets for the year ended September 30, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution, (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $134,933 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2014, it received $606 and $3,239 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholder, respectively.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Stock Index Fund	43

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A and C each compensate PMFS for its services as they are incurred.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2014, PIM has been compensated approximately $17,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2014, were $33,364,946 and $81,141,352, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $24,986 due to differences in financial

44

and tax reporting. Net investment income, net realized gain on investments and net assets were not affected by this change.

For the year ended September 30, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $11,928,348 from ordinary income and $1,875,060 from long-term capital gains. For the year ended September 30, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $13,059,189 from ordinary income.

As of September 30, 2014, the accumulated undistributed earnings on a tax basis were $16,084,606 of ordinary income and $42,692,752 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$363,433,018	$587,108,549	$(5,274,684)	$581,833,865

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustments.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), although they are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first year.

Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized

Prudential Stock Index Fund	45

Notes to Financial Statements

continued

an unlimited number of shares of beneficial interest at $.001 par value, currently of one series, divided into four classes, designated Class A, Class C, Class I and Class Z. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2014:
Shares sold	1,057,138	$43,682,829
Shares issued in reinvestment of dividends and distributions	61,893	2,421,271
Shares reacquired	(970,302)	(40,179,359)

Net increase (decrease) in shares outstanding before conversion	148,729	5,924,741
Shares issued upon conversion from Class C	593	26,095
Shares reacquired upon conversion into Class Z	(4,578)	(178,608)

Net increase (decrease) in shares outstanding	144,744	$5,772,228

Year ended September 30, 2013:
Shares sold	1,177,526	$40,497,854
Shares issued in reinvestment of dividends and distributions	71,208	2,170,398
Shares reacquired	(1,421,832)	(49,183,007)

Net increase (decrease) in shares outstanding before conversion	(173,098)	(6,514,755)
Shares issued upon conversion from Class Z	238	8,874
Shares reacquired upon conversion into Class Z	(307)	(11,076)

Net increase (decrease) in shares outstanding	(173,167)	$(6,516,957)

Class C
Year ended September 30, 2014:
Shares sold	188,195	$7,775,012
Shares issued in reinvestment of dividends and distributions	6,625	258,525
Shares reacquired	(88,143)	(3,615,900)

Net increase (decrease) in shares outstanding before conversion	106,677	4,417,637
Shares reacquired upon conversion into Class A, Class I and Class Z	(2,466)	(103,367)

Net increase (decrease) in shares outstanding	104,211	$4,314,270

Year ended September 30, 2013:
Shares sold	132,606	$4,654,096
Shares issued in reinvestment of dividends and distributions	7,778	236,622
Shares reacquired	(106,901)	(3,621,594)

Net increase (decrease) in shares outstanding before conversion	33,483	1,269,124
Shares reacquired upon conversion into Class Z	(481)	(17,428)

Net increase (decrease) in shares outstanding	33,002	$1,251,696

46

Class I	Shares	Amount
Year ended September 30, 2014:
Shares sold	880,960	$36,923,342
Shares issued in reinvestment of dividends and distributions	98,424	3,853,305
Shares reacquired	(1,126,200)	(46,740,710)

Net increase (decrease) in shares outstanding before conversion	(146,816)	(5,964,063)
Shares issued upon conversion from Class C	451	20,041

Net increase (decrease) in shares outstanding	(146,365)	$(5,944,022)

Year ended September 30, 2013:
Shares sold	1,411,124	$50,148,795
Shares issued in reinvestment of dividends and distributions	112,570	3,432,246
Shares reacquired	(1,056,017)	(36,289,579)

Net increase (decrease) in shares outstanding	467,677	$17,291,462

Class Z
Year ended September 30, 2014:
Shares sold	1,976,752	$82,056,093
Shares issued in reinvestment of dividends and distributions	181,468	7,108,110
Shares reacquired	(3,332,087)	(138,342,689)

Net increase (decrease) in shares outstanding before conversion	(1,173,867)	(49,178,486)
Shares issued upon conversion from Class A and Class C	5,967	235,839

Net increase (decrease) in shares outstanding	(1,167,900)	$(48,942,647)

Year ended September 30, 2013:
Shares sold	2,440,931	$83,673,455
Shares issued in reinvestment of dividends and distributions	229,313	6,994,050
Shares reacquired	(3,753,807)	(128,835,254)

Net increase (decrease) in shares outstanding before conversion	(1,083,563)	(38,167,749)
Shares issued upon conversion from Class A and Class C	783	28,504
Shares reacquired upon conversion into Class A	(237)	(8,874)

Net increase (decrease) in shares outstanding	(1,083,017)	$(38,148,119)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Stock Index Fund	47

Notes to Financial Statements

continued

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended September 30, 2014.

48

Financial Highlights

Class A Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.45	$32.09	$25.16	$25.34	$23.48
Income (loss) from investment operations:
Net investment income	.61	.58	.47	.40	.37
Net realized and unrealized gain (loss) on investment transactions	6.47	5.30	6.90	(.20)	1.88
Total from investment operations	7.08	5.88	7.37	.20	2.25
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.52)	(.44)	(.38)	(.39)
Distributions from net realized gains	(.09)	-	-	-	-
Total dividends and distributions	(.56)	(.52)	(.44)	(.38)	(.39)
Net asset value, end of year	$43.97	$37.45	$32.09	$25.16	$25.34
Total Return(b):	19.09%	18.71%	29.60%	.74%	9.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$197,250	$162,557	$144,851	$118,691	$114,403
Average net assets (000)	$184,199	$153,755	$135,485	$131,565	$104,488
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.53%	.54%	.55%	.55%	.56%
Expenses before waivers and/or expense reimbursement	.67%	.76%	.77%	.77%	.78%
Net investment income	1.47%	1.69%	1.61%	1.43%	1.50%
Portfolio turnover rate	4%	3%	4%	5%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	49

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.18	$31.87	$24.99	$25.18	$23.33
Income (loss) from investment operations:
Net investment income	.35	.36	.29	.23	.21
Net realized and unrealized gain (loss) on investment and transactions	6.45	5.29	6.86	(.19)	1.87
Total from investment operations	6.80	5.65	7.15	.04	2.08
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.34)	(.27)	(.23)	(.23)
Distributions from net realized gains	(.09)	-	-	-	-
Total dividends and distributions	(.34)	(.34)	(.27)	(.23)	(.23)
Net asset value, end of year	$43.64	$37.18	$31.87	$24.99	$25.18
Total Return(b):	18.38%	17.96%	28.78%	.14%	8.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,749	$29,139	$23,924	$20,351	$22,615
Average net assets (000)	$34,419	$25,730	$23,103	$23,884	$23,196
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.16%	1.16%	1.17%	1.17%	1.19%
Expenses before waivers and/or expense reimbursement	1.30%	1.38%	1.39%	1.39%	1.41%
Net investment income	.84%	1.06%	.99%	.81%	.86%
Portfolio turnover rate	4%	3%	4%	5%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

50

Class I Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.57	$32.20	$25.25	$25.43	$23.55
Income (loss) from investment operations:
Net investment income	.75	.70	.55	.50	.46
Net realized and unrealized gain (loss) on investment and transactions	6.51	5.30	6.94	(.21)	1.89
Total from investment operations	7.26	6.00	7.49	.29	2.35
Less Dividends and Distributions:
Dividends from net investment income	(.60)	(.63)	(.54)	(.47)	(.47)
Distributions from net realized gains	(.09)	-	-	-	-
Total dividends and distributions	(.69)	(.63)	(.54)	(.47)	(.47)
Net asset value, end of year	$44.14	$37.57	$32.20	$25.25	$25.43
Total Return(b):	19.54%	19.09%	30.06%	1.08%	10.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$255,507	$222,993	$176,040	$331,595	$322,850
Average net assets (000)	$241,829	$193,507	$214,339	$376,719	$321,048
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.19%	.19%	.19%	.19%	.20%
Expenses before waivers and/or expense reimbursement	.33%	.41%	.41%	.41%	.42%
Net investment income	1.81%	2.03%	2.00%	1.79%	1.85%
Portfolio turnover rate	4%	3%	4%	5%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	51

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$37.57	$32.19	$25.25	$25.42	$23.54
Income (loss) from investment operations:
Net investment income	.73	.68	.56	.48	.44
Net realized and unrealized gain (loss) on investment transactions	6.49	5.31	6.90	(.20)	1.90
Total from investment operations	7.22	5.99	7.46	.28	2.34
Less Dividends and Distributions:
Dividends from net investment income	(.58)	(.61)	(.52)	(.45)	(.46)
Distributions from net realized gains	(.09)	-	-	-	-
Total dividends and distributions	(.67)	(.61)	(.52)	(.45)	(.46)
Net asset value, end of year	$44.12	$37.57	$32.19	$25.25	$25.42
Total Return(b):	19.42%	19.06%	29.94%	1.06%	10.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$425,001	$405,721	$382,510	$336,727	$352,470
Average net assets (000)	$424,209	$390,330	$373,819	$381,784	$383,488
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.25%	.25%	.25%	.25%	.26%
Expenses before waivers and/or expense reimbursement	.39%	.47%	.47%	.47%	.48%
Net investment income	1.75%	1.98%	1.91%	1.73%	1.79%
Portfolio turnover rate	4%	3%	4%	5%	5%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

52

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund, a series of Prudential Investment Portfolios 8, (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 14, 2014

Prudential Stock Index Fund	53

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2014, the Fund reported the maximum amount allowed per share, but not less that $0.09 per share for classes A, C, I, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2014, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Stock Index Fund	100.00%	99.52%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2014.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen: 70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Stock Index Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Stock Index Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2013 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale,

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted that effective April 1, 2014, PI had agreed to reduce the Fund’s existing contractual management fee rate, so that the Fund’s contractual management fee rate was as follows: 0.150% up to $1 billion, and 0.100% over $1 billion.

•	The Board and PI agreed to retain the existing management fee waiver so that the effective management fee rate is 0.08% though January 31, 2015.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E    0269797-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2014 and September 30, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,950 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2014